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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 5, 2002
                   ------------------------------------------
                                (Date of Report)


                                  JULY 31, 2002
                   ------------------------------------------
                        (Date of Earliest Event Reported)


               PRIMARY PDC, INC. ( FORMERLY POLAROID CORPORATION)
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             (Exact name of registrant as specified in its charter)

           Delaware                      1-4085                 04-1734655
-------------------------------  ------------------------  --------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

        784 Memorial Drive, Cambridge, Massachusetts       02139
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          (Address of principal executive offices)       (Zip Code)

                                  781-386-2000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

On July 31, 2002, Polaroid Corporation and One Equity Partners issued a press release that announced that an affiliate of One Equity Partners has acquired substantially all Polaroid assets, creating a new company that will operate under the Polaroid Corporation name. The former Polaroid has been renamed Primary PDC, Inc. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7(c).  EXHIBITS

       Exhibit 99.1 Polaroid Corporation and One Equity Partners press release dated July 31, 2002, announcing sale of substantially all Polaroid assets to an affiliate of One Equity Partners.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Primary PDC, Inc.
                                                 (Registrant)

                                        By: /s/ Benjamin C. Byrd III
                                            ---------------------------------
                                            Benjamin C. Byrd III
                                            Vice President


Dated: August 5, 2002